UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9669 Hermosa Avenue Rancho Cucamonga, California	91730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 596-8600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting (the “Annual Meeting”) on January 29, 2020. Of the 79,994,402 shares of the Company’s common stock outstanding as of the record date, 57,912,361 shares, or 72.4%, were represented at the Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast “For” and “Withheld” and “Against” and the number of “Abstentions” and “Broker Non-Votes” with respect to each matter voted upon are set forth below.

(1) Election of Directors. The Company’s stockholders elected each of Tom Y. Lee, CPA, Ivan Chen and Dale Okuno, with the approval of 98.86%, 98.67%, and 99.32%, of the votes cast, respectively, to hold office until next year’s Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following table shows the tabulation of the votes cast For and Withheld with respect to the election of each of the director nominees as well as the Broker Non-Votes submitted for each director nominee:

Director	For	Withheld	Broker Non-Votes
Tom Y. Lee, CPA	39,611,202	458,513	17,842,646
Ivan Chen	39,537,109	532,606	17,842,646
Dale Okuno	39,796,613	273,102	17,842,646

(2) Ratification of Auditors. The Company’s stockholders ratified the appointment of Weinberg & Company, P.A., with the approval of 99.72% of the votes cast, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2020. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions submitted on this proposal:

For	Against	Abstentions
57,630,700	159,521	122,140

(3) Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the compensation of the Company’s named executive officers, with the approval of 98.95% of the votes cast, as disclosed in the Proxy Statement. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions and Broker-Non Votes submitted on this proposal:

For	Against	Abstentions	Broker Non-Votes
39,475,523	417,489	176,703	17,842,646

(4) Frequency of the Advisory Vote on Executive Compensation. The Company’s stockholders, on a non-binding, advisory basis, approved the frequency of the vote on executive compensation of the Company’s named executive officers of 1 year, with the approval of 98.91% of the votes cast, as disclosed in the Proxy Statement. The following table shows the number of votes cast for each frequency and the number of abstentions:

Years	For	Abstentions
1 Year	39,570,916	64,051
2 Years	356,894	64,051
3 Years	77,854	64,051

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: February 4, 2020	By:	/s/ Tom Y. Lee
Tom Y. Lee
Chief Executive Officer